Dear Fellow Shareholders:

     Performance Review: Your Fund had a total return (market price change plus income) of 2.1% for the quarter ended September 30, 2005. In comparison, the S&P Utilities Index had a total return of 7.3%. A composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 5.4%.

     During the third quarter of 2005, your Fund paid three monthly 6.5 cent dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 6.73% common stock dividend yield based on the September 30, 2005 closing price of $11.59 per share. That yield compares favorably with the quarter-end yields of 3.09% on the Dow Jones Utility Index and 3.32% on the S&P Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meeting” for more information about the Fund’s dividends.

     On a longer-term basis, as of September 30, 2005, your Fund had a three-year cumulative total return of 44.9%. In comparison, the S&P Utilities Index had a total return during that period of 103.3%, while a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 79.4%.

     Your Fund’s total return has lagged the S&P Utilities Index over recent periods and we would like to explain why. The utility indexes have been supported by higher commodity prices, which have caused electricity prices to increase. Higher electricity prices benefit those utilities that have excess and low-cost coal and nuclear capacity, or own uncommitted generating capacity, which can be sold in the current high-priced wholesale market. Most utilities with high exposure to high commodity prices pay lower than average or no dividends. Your Fund managers view these stocks as a very cyclical component of the utility sector, that in the current environment are enjoying peak earnings that may not be sustainable and do not represent high-quality earnings available for dividends. Your Fund managers apply consistent disciplines to investment selection, and will continue to focus on those companies that are able to pay and grow their dividends.

     Force Majeure: In our letters to shareholders over the last several years, we have periodically commented about volatile energy prices. We have discussed many factors contributing to price uncertainty, including increasingly energy-hungry developing countries in an already tight global demand and supply balance, the declining productivity of existing sources, and the higher costs of production from alternative sources. Force majeure, a “greater force” in the form of hurricanes, has contributed a new factor—critical energy infrastructure is heavily concentrated in Louisiana and Texas, so dislocations in that region have national energy price implications.

     Three hurricanes within a brief period have turned the energy markets upside down. How does this impact the investment and energy environment, as well as your Fund, going into the winter? The Gulf Coast continues to be seriously affected, with much of the Gulf of Mexico oil and gas production remaining shut in. Many of the Gulf Coast refineries are in the process of restarting, while others in the area remain closed due to lack of electrical power, storm damage or both. The integrity of gas pipelines is still being assessed, contributing to uncertainty about energy pricing.

     Your Fund managers expect energy prices to remain high and extremely volatile for the near future, due to the lack of concrete information, and we do not expect a rapid return of production to pre-hurricane levels. Late summer and fall is the time when natural gas is put in storage for the winter heating season. Gas storage appears to be at normal seasonal levels due to a storm-related drop in industrial demand along the Gulf Coast. However, if the Gulf Coast industrial demand returns in November at about the same time heating demand kicks in, storage could be drawn down faster than normal. A more rapid draw down would keep prices higher for longer and could even create a deliverability problem late in the winter. This environment is of concern to investors, industrial customers and those that heat with gas.

     With regard to your Fund, only two of the four companies most directly impacted by the Katrina and Rita hurricanes were held in the portfolio. The companies, one electric and one telephone company, are large and well capitalized. The damage incurred was small relative to their size and will not have a material impact on their operations. We expect a similar result when the damage from Wilma is tabulated, although at least one Florida utility exhausted its storm reserves in a prior storm and will have to seek regulatory approval to recover current restoration costs.

     Another of the four companies, Entergy New Orleans Inc. (which is not in your Fund’s portfolio) incurred storm damages estimated to be from $1.0 billion to $1.7 billion. Entergy New Orleans filed for bankruptcy protection when restoration costs of $325-475 million matched net utility assets. Its parent company is seeking Federal legislative help to fund initial restoration costs and will eventually seek recovery of those costs in its Louisiana and Texas regulatory jurisdictions. However, neither jurisdiction has ever been extremely supportive of the company.

     High natural gas prices, both currently and in the coming winter, will be a concern for many electric and gas companies. Your Fund managers continue to review all our investments to determine the regulatory recoverability of higher energy costs, the likelihood of being allowed recovery of these costs, and the timing of recovery. High consumer energy bills will also lead to higher bad debt expenses for most companies. We continually assess the likely impact of industry developments on the earnings, balance sheets, and cash flows of companies in our portfolio.

     Force Politic: The United States utility sector continues to move towards a more competitive environment. The 1992 National Energy Policy Act and subsequent amendments laid the groundwork for the deregulation of electricity generation in order to stimulate the build-out of domestic energy production and promote efficiency. The process of transforming regulated, vertically-integrated, and sometimes rigid and slow moving companies into more innovative ones able to meet the demands of the future, driven by market forces, has not tracked a straight path.

     A key component of the electric industry’s transformation has been reevaluation of corporate structure. Company managements and state and federal regulators have been struggling for more than a decade with the implications and results of the decision to either remain vertically integrated—maintaining the traditional utility functions of generation, transmission of high voltages over long distances, and distribution into homes and businesses—or becoming disaggregated into separate businesses.

     Some states’ regulators have required the legal separation of generating assets from distribution and transmission assets in order to address regional asset concentration and perceived market power issues. Some companies have decided to functionally separate generation from their “wires businesses” in order to better understand and control their businesses. In addition to the business and political considerations driving the decisions regarding corporate structure, some utility managements believe that the value of their businesses, as reflected in their common stock price, are greater as separate components than a combined whole. Whatever the motivation, utilities and their regulators in many states have held a joint philosophy of disaggregating the traditional utility functions.

     In order to separate business lines, some utilities sold their generation assets. If the book value of generating assets was greater than the market value, regulators often chose to grant utilities recovery of these “stranded costs” over up to 10 years through special charges to customers. As a quid pro quo, regulators often required utilities to reduce, and then not raise, electric rates over a comparable time period. Utilities typically retained the obligation of buying power for their customers in the unregulated competitive electricity market.

     Some utilities, and their customers, are approaching the end of the fixed rate period, and the timing could hardly be worse. In addition to utility personnel and other operational costs rising over the last decade, many companies need to invest in, and therefore recover the cost of, new generating facilities. In addition, the coal and natural gas raw material costs for most electricity generation are at record highs. These three factors are causing some politicians and regulators to worry about the economic and popular opinion implications of potentially significantly higher consumer energy prices in the near future. The situation in Illinois is a good case in point.

     Electric generation in Illinois was deregulated and moved under the jurisdiction of the Federal Energy Regulatory Commission (FERC) as part of the Illinois deregulation law enacted in the mid-1990’s. As a result, the state’s utility regulator, the Illinois Commerce Commission (ICC), lost its ability to regulate and influence the cost of the power that the utilities buy and seek to recover from customers. The state’s utilities as well as the ICC staff have worked to devise a mechanism for market-based rates that would begin in January 2007, subsequent to a lengthy period of frozen rates. As part of the new system, the state’s largest utilities proposed a competitive auction process similar to what has been done successfully in other parts of the country. It was estimated that, based on current competitive market prices, customer rates may have to rise between twenty and forty percent to cover the costs of power purchased.

     The Governor of Illinois opposes the power auction proposed by the state’s public utilities. After writing a pointed letter to the ICC in late August, which noted that he “appointed members of the Commission to protect the consumer” and considered the auction process “either a serious neglect of duty or gross incompetence by the ICC,” the Governor took action in September, removing the Chairman and replacing him with a former professional consumer advocate. If the ICC refuses to let the state’s utilities recover the cost of procuring electricity, the companies’ financial condition would deteriorate, and in the long run, the total cost to consumers could be even higher. We expect a politically acceptable settlement prior to 2007, but it may be slow in coming since the Governor is up for reelection late in 2006.

     Your managers believe that utility companies’ expertise in both operational and regulatory relations matters are key factors when evaluating potential investments. The coming period of elevated energy prices and political concerns and surprises will help determine investment winners and losers.

     Board of Directors Meeting: At the previous regular Board of Directors’ meeting in August 2005, the Board declared the September, October, and November dividends.

     As is customary, the Board will declare the December, January and February dividends in mid-December.

     The determination of the character of all Fund distributions (specifying which portion is ordinary income, qualifying dividend income, short or long term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV, which is mailed every year in late January.

     At the February 2005 meeting, the Board reviewed the Fund’s dividend policy and reaffirmed the current 6.5 cents per share per month dividend rate. Interest rates remain near 40-year lows, despite recent Federal Reserve actions, and utility common stock dividends are well below their long-term average. Since 2004, the Fund has made increased use of realized gains to supplement its investment income and has reduced its use of short-term trading strategies designed to capture dividend income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders are expected to be treated as ordinary income for tax purposes. In addition, the reduced use of short-term trading strategies by the Fund has lowered the Fund’s portfolio turnover rate and transaction costs.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s web site at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and dividend information at our web site, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA Chairman of the Board	Nathan I. Partain, CFA President and Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
September 30, 2005

COMMON STOCKS—96.6%

		Market
		Value
Shares	Company	(Note 1)

	• ELECTRIC—62.7%
982,300	Ameren Corp.	$52,543,227
860,245	Cinergy Corp.	38,203,480
872,000	Consolidated Edison Inc.	42,335,600
1,013,650	Dominion Resources Inc.	87,315,811
977,193	DTE Energy Co.	44,814,071
1,100,000	Energy East Corp.	27,709,000
1,464,000	Exelon Corp.	78,236,160
1,535,000	FirstEnergy Corp.	80,004,200
1,735,000	FPL Group Inc.	82,586,000
800,000	Great Plains Energy Inc.	23,928,000
1,080,000	Iberdrola S.A. (Spain)	30,273,876
188,673	National Grid PLC ADR	8,858,197
675,714	National Grid PLC (United Kingdom)	6,353,583
2,000,000	NiSource Inc.	48,500,000
2,237,200	NSTAR	64,699,824
1,000,000	OGE Energy Corp.	28,100,000
1,250,000	PG&E Corp.	49,062,500
1,200,000	PPL Corp.	38,796,000
1,500,000	Pinnacle West Capital Corp.	66,120,000
1,375,000	Progress Energy Inc.	61,531,250
1,000,000	Puget Energy, Inc.	23,480,000
600,000	SCANA Corp.	25,344,000
1,000,000	Scottish & Southern Energy ADR	18,204,000
850,000	Scottish & Southern Energy PLC (United Kingdom)	15,473,438
409,500	Sempra Energy	19,271,070
2,000,000	Southern Co.	71,520,000
1,500,000	Vectren Corp.	42,525,000
581,000	WPS Resources Corp.	33,581,800
3,499,304	Xcel Energy Inc.	68,621,352

		1,277,991,439

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

		Market
		Value
Shares	Company	(Note 1)

	• GAS—7.7%
1,076,000	AGL Resources Inc.	$39,930,360
1,000,000	Atmos Energy Corp.	28,250,000
1,043,055	Keyspan Corp.	38,363,563
471,000	Peoples Energy Corp.	18,547,980
1,000,000	WGL Holdings Inc.	32,130,000

		157,221,903

	• TELECOMMUNICATION—15.3%
177,100	Alltel Corp.	11,530,981
1,600,000	BCE Inc.	43,904,000
565,000	BT Group PLC ADR	22,396,600
475,000	Belgacom S.A.	16,155,411
1,529,200	BellSouth Corp.	40,217,960
1,350,000	Chunghwa Telecom Co. Ltd.	24,988,500
2,500,000	Citizens Communications Co.	33,875,000
1,392,230	SBC Communications, Inc.	33,371,753
856,250	Telecom Corp of New Zealand Ltd. ADR	28,770,000
1,068,400	Telstra Corp. Ltd. ADR	16,634,988
1,223,492	Verizon Communications Inc.	39,995,953

		311,841,146

	• NON-UTILITY—10.9%
82,938	AMB Property Corp.	3,723,916
54,096	Alexandria Real Estate Equities Inc.	4,473,198
193,367	Archstone Smith Trust	7,709,542
29,861	AvalonBay Communities Inc.	2,559,088
147,218	Boston Properties Inc.	10,437,756
67,586	CBL & Associates Properties Inc.	2,770,350
60,363	Camden Property Trust	3,365,237
253,470	CenterPoint Properties Trust	11,355,456
213,251	Corporate Office Properties Trust	7,453,122
227,689	Developers Diversified Realty Corp.	10,633,076

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

		Market
		Value
Shares	Company	(Note 1)

89,481	Digital Realty Trust Inc.	$1,610,658
153,154	Equity Office Properties Trust	5,009,667
220,180	Equity Residential	8,333,813
47,604	Essex Property Trust Inc.	4,284,360
83,441	Extra Space Storage Inc.	1,283,323
275,942	General Growth Properties Inc.	12,398,074
8,423	Health Care REIT Inc.	312,409
23,013	Home Properties Inc.	903,260
61,318	Hospitality Properties Trust	2,628,090
153,440	Host Marriott Corp.	2,593,136
149,583	Innkeepers USA Trust	2,311,057
70,004	Kilroy Realty Corp.	3,922,324
195,886	Kimco Realty Corp.	6,154,738
99,965	LaSalle Hotel Properties	3,443,794
137,026	The Macerich Co.	8,898,469
38,500	The Mills Corp.	2,120,580
100,637	Pan Pacific Retail Properties Inc.	6,631,978
262,382	ProLogis	11,626,147
91,078	Public Storage, Inc.	6,102,226
23,321	Realty Income Corp.	557,605
186,480	Reckson Associates Realty Corp.	6,442,884
98,061	Regency Centers Corp.	5,633,604
224,131	Simon Property Group Inc.	16,612,590
138,611	SL Green Realty Corp.	9,450,498
69,485	Starwood Hotels & Resorts Worldwide, Inc.	3,972,458
199,537	Sunstone Hotel Investors Inc.	4,866,707
99,225	United Dominion Realty Trust Inc.	2,351,633
68,000	U-Store-It Trust	1,378,360
91,780	Ventas Inc.	2,955,316
133,459	Vornado Realty Trust	11,560,219
54,927	Weingarten Realty Investors	2,078,987

		222,909,705

	Total Common Stocks (Cost—$1,636,463,526)	1,969,964,193

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

PREFERRED STOCKS—9.3%
		Market
		Value
Shares	Company	(Note 1)

	• UTILITY—8.2%
1,200,000	Great Plains Energy Inc. 8% due 2/16/07	$33,396,000
775,000	Oneok Inc. 8 1/2% due 2/16/06	32,147,000
220,000	Southern California Edison 6 1/8% Perpetual	22,123,750
172,700	Southern Union Co. 5 3/4% due 8/16/06	13,592,354
400,000	TXU Corp. 8 3/4% due 11/16/05	20,384,000
500,000	TXU Corp. 8 1/8% due 5/16/06	45,475,000

		167,118,104

	• NON-UTILITY—1.1%
400,000	Federal National Mortgage Association 7% Perpetual	22,025,000

	Total Preferred Stocks (Cost—$137,717,503)	189,143,104

BONDS—29.5%

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

	• ELECTRIC—10.4%
$18,050,000	Comed Financing II
	8 1/2%, due 1/15/27	Baa2	BBB	$18,840,680
9,304,000	Commonwealth Edison Co.
	8%, due 5/15/08	A3	A–	9,989,407
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa2	BBB–	26,010,936
9,431,000	FPL Group Capital Inc.
	7 5/8%, due 9/15/06	A2	A–	9,699,285
22,500,000	Illinois Power Co.
	7 1/2%, due 6/15/09	Baa1	A–	24,398,190
6,314,929	Niagara Mohawk Power Corp.
	7 5/8%, due 10/01/05	Baa1	A–	6,314,929

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

$15,825,000	Niagara Mohawk Power Corp.
	8 7/8%, due 5/15/07	Baa1	A–	$16,850,207
5,000,000	NSTAR
	8.00% due 2/15/10	A2	A–	5,608,010
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	11,717,325
22,750,000	Puget Capital Trust
	8.231%, due 6/01/27	Ba1	BB	22,693,534
12,915,000	Sempra Energy
	7.95%, due 3/1/10	Baa1	BBB+	14,355,991
13,000,000	Southern Co. Capital Trust II
	8.14%, due 2/15/27	Baa1	BBB+	13,965,419
11,750,000	Virginia Electric & Power Co.
	8 5/8%, due 10/01/24	A2	A–	12,189,285
17,700,000	Virginia Electric & Power Co.
	8 1/4%, due 3/01/25	A2	A–	18,356,847

				210,990,045

	• GAS—3.4%
5,000,000	KN Energy Inc.
	7 1/4%, due 3/01/28	Baa2	BBB	5,721,040
7,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	A3	A	7,903,616
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	11,545,860
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB	7,676,705
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB	11,243,730
10,000,000	TE Products Pipeline Co.
	7.51%, due 1/15/28	Baa3	BBB–	10,511,180

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

			Ratings

				Standard	Market
				and	Value
Par Value			Moody’s	Poor’s	(Note 1)

$15,500,000	Trans-Canada Pipeline
	9 1/8%, due	4/20/06	A3	BBB+	$15,874,775

					70,476,906

	• TELECOMMUNICATION—12.0%
8,301,000	AT&T Wireless Services Inc.
	7.35%, due 3/01/06		Baa2	A	8,398,238
15,200,000	AT&T Wireless Services Inc.
	7 1/2%, due 5/01/07		Baa2	A	15,869,864
5,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10		A2	A	5,685,345
22,000,000	British Telecom PLC
	8 3/8%, due 12/15/10		Baa1	A–	25,500,090
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10		Baa2	BBB+	16,963,515
10,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28		Baa2	BBB+	10,383,940
5,645,000	Comcast Cable Communications Inc.
	8 3/8%, due 5/01/07		Baa2	BBB+	5,958,190
10,000,000	France Telecom SA
	7.20%, due 3/01/06		A3	A–	10,117,030
10,000,000	France Telecom SA
	7 3/4%, due 3/01/11		A3	A–	11,367,400
17,625,000	GTE Corp.
	7.90%, due 2/01/27		A3	A+	18,809,347
5,000,000	GTE North Inc., Series C
	7 5/8%, due 5/15/26		A1	A+	5,219,805
17,000,000	Koninklijke KPN NV
	8%, due 10/01/10		Baa1	A–	19,300,185
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12		Baa2	A–	11,783,390
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15		Baa2	BBB+	12,438,320

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

$11,500,000	Telefonica Europe BV
	7 3/4%, due 9/15/10	A3	A	$12,977,578
12,295,000	360 Communications Co.
	7.60%, due 4/01/09	A2	A	13,360,411
10,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A2	A+	12,831,168
20,000,000	Vodaphone Group PLC
	7 3/4%, due 2/15/10	A2	A	22,329,200
5,000,000	Vodaphone Group PLC
	7 7/8%, due 2/15/30	A2	A	6,387,555

				245,680,571

	• NON-UTILITY—3.7%
#16,000,000	CIT Group Inc.
	4.07%, due 6/07/06	A2	A	16,024,208
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	11,491,752
10,000,000	EOP Operating LP
	7 3/4%, due 11/15/07	Baa2	BBB+	10,591,570
#15,000,000	Sigma Finance Inc.
	3.81%, due 12/16/05	Aaa	AAA	15,000,706
#22,000,000	Whistlejacket Capital LLC
	3.965%, due 3/03/06	Aaa	AAA	22,005,566

				75,113,802

	Total Bonds (Amortized Cost—$603,627,934)			602,261,324

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

			Market
Par Value/			Value
Shares			(Note 1)

MONEY MARKET INSTRUMENTS—26.2%

#	$3,514	AIM STIC Liquid Assets Portfolio	$3,514
#	50,000,000	Banc of America Securities LLC Repurchase Agreement,
		3.988%, dated 9/30/05, due 10/03/05, with a repurchase price of
		$50,016,617 and collateralized by $51,000,427 market value of
		corporate bonds and medium term notes having an average coupon
		rate of 6.68% and an original weighted average maturity of 7/27/21	50,000,000
#	100,000,000	Bear Stearns Inc. Master Note
		4.058%, due 10/03/05	100,000,000
#	75,000,000	Dresdner Kleinwort Wasserstein Securities LLC Repurchase Agreement,
		3.988%, dated 9/30/05, due 10/03/05, with a repurchase price of
		$75,024,925 and collateralized by $76,504,891 market value of
		collateralized mortgage obligations (CMOs) and corporate bonds
		having an average coupon rate of 1.77% and an original weighted
		average maturity of 6/09/19	75,000,000
	10,000,000	GE Capital Corp.
		3.70%, due 10/03/05	9,997,944
#	48,900,000	Goldman Sachs & Co. Repurchase Agreement,
		4.008%, dated 9/30/05, due 10/03/05, with a repurchase price of
		$48,016,032 and collateralized by $51,000,000 market value of asset
		backed securities (ABS) having an average coupon rate of 3.96%
		and an original weighted average maturity of 4/17/32	48,900,000
#	50,000,000	Greenwich Capital Markets Inc. Repurchase Agreement,
		4.018%, dated 9/30/05, due 10/03/05, with a repurchase price of
		$50,016,742 and collateralized by $51,001,101 market value of
		CMOs having an average coupon rate of 5.01% and an original
		weighted average maturity of 9/12/34	50,000,000
#	50,000,000	Lehman Brothers Inc. Repurchase Agreement,
		3.988%, dated 9/30/05, due 10/03/05, with a repurchase price of
		$50,016,617 and collateralized by $50,998,920 market value of ABS
		having an average coupon rate of 5.07% and an original weighted
		average maturity of 11/28/34	50,000,000

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

			Market
Par Value/			Value
Shares			(Note 1)

#$	50,000,000	Merrill Lynch Government Securities Inc. Repurchase Agreement,
		4.008%, dated 9/30/05, due 10/03/05, with a repurchase price of
		$50,016,700 and collateralized by $52,503,572 market value of
		CMOs having an average coupon rate of 5.39% and an original
		weighted average maturity of 5/21/33	$50,000,000
#	50,000,000	Morgan Stanley & Co., Inc. Repurchase Agreement,
		3.988%, dated 9/30/05, due 10/03/05, with a repurchase price of
		$50,016,617 and collateralized by $51,055,123 market value of ABS
		having an average coupon rate of 6.25% and an original weighted
		average maturity of 4/11/28	50,000,000
#	50,000,000	Nomura Securities International Inc. Repurchase Agreement,
		3.988%, dated 9/30/05, due 10/03/05, with a repurchase price of
		$50,016,617 and collateralized by $51,000,001 market value of
		CMOs having an average coupon rate of 5.63% and an original
		weighted average maturity of 9/25/45	50,000,000

		Total Money Market Instruments (Amortized Cost—$533,901,458)	533,901,458

		Total Investments—161.6% (Cost—$2,911,710,421)	$3,295,270,079

CASH AND OTHER ASSETS LESS LIABILITIES—(37.1%)			(756,592,063)

REMARKETED PREFERRED STOCK—(24.5%)
	($.001 par value per share; 100,000,000 shares authorized and 5,000 shares
	issued and outstanding; liquidation preference $100,000 per share)		(500,000,000)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%
	(equivalent to $9.13 per share of common stock based on 223,181,435 shares
	of common stock outstanding; authorized 250,000,000 shares)		$2,038,678,016

	# This security was purchased with the cash proceeds from securities loans.

	The percentage shown for each investment category is the total value of that
	category as a percentage of the net assets applicable to common shares of the Fund.

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

(1)	The market values for securities are determined as follows: Equity securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Fixed income securities and any other securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value.

(2)	At December 31, 2004, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $2,776,340,015, the Fund had gross unrealized appreciation of $365,962,302 and gross unrealized depreciation of $32,560,868.

Board of Directors

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

FRANCIS E. JEFFRIES
Chairman

NANCY LAMPTON

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer
and Chief Investment Officer

JOYCE B. RIEGEL
Chief Compliance officer

T. BROOKS BEITTEL, CFA
Senior Vice President
and Secretary

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President and Treasurer

DIANNA P. WENGLER
Assistant Vice President and
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the
New York Stock Exchange under
the Symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 1258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser
Duff & Phelps Investment
Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

DNP Select Income Fund Inc.
Third Quarter Report September 30, 2005